UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of Earliest Event Reported):    January 25, 2007

Quanta Capital Holdings Ltd.

(Exact Name of Registrant as Specified in its Charter)

Commission File Number:    000-50885

Bermuda	N/A
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

1 Victoria Street,
Second Floor
Hamilton HM 11
Bermuda

(Address of Principal Executive Offices, Including Zip Code)

441-294-6350

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On January 25, 2007, Quanta Capital Holdings Ltd. (the ‘‘Company’’) received and accepted the resignation of Nigel W. Morris from his position as a member of the Board of Directors, as the Chairman of its Compensation Committee and as a member of its Audit and Governance and Nominating Committees. On January 25, 2007, the Board of Directors of the Company also appointed William H. Bolinder as a director to fill a vacancy on the Board and to serve until the next annual general shareholders meeting of the Company. Mr. Bolinder is an independent director as such term has been defined in the listing rules of the Nasdaq National Market, Inc. In accordance with its previously disclosed practices, the Compensation Committee of the Board of Directors also issued to Mr. Bolinder a one-time grant of options to purchase 25,000 shares of common stock of the Company. The exercise price of these options is $2.08 and is equal to the closing price of the shares on Nasdaq on January 25, 2007. These options have a ten year term and vest in four equal installments on January 25, 2008, 2009, 2010 and 2011. In addition, the Compensation Committee of the Board of Directors also issued to Mr. Bolinder 4,006 restricted shares which vest in equal installments over a two year period. Lastly, the Compensation Committee of the Board of Directors also issued to Susan F. Cabrera 8,012 restricted shares which vest in equal installments over a two year period.

Item 7.01	Regulation FD Disclosure.

On January 25, 2007, the Company issued a press release announcing the resignation of Nigel W. Morris as a member of the Board of Directors and the election of William H. Bolinder as a director. A copy of the Company’s press release is attached as Exhibit 99.1.

The information contained in Exhibit 99.1 attached hereto shall not be deemed ‘‘filed’’ for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

EXHIBIT NUMBER	DESCRIPTION
99.1	Press release dated January 25, 2007

Signatures

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

QUANTA CAPITAL HOLDINGS LTD.
Date: January 26, 2007	By:	/s/ Peter D. Johnson
Name: Peter D. Johnson
Title: President and Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
99.1	Press release dated January 25, 2007